AGREEMENT TO TERMINATE OPERATING AGREEMENT

THIS AGREEMENT TO TERMINATE OPERATING AGREEMENT (this "Agreement") is entered into as of December 31, 2009, by and among Tongchuan Suoke Clean Energy Co., Ltd. ("Party A"), Shaanxi Suo'ang Biological Science & Technology Co., Ltd. ("Party B"), shareholders holding 100% equity interests of Party B ("Shareholders"). Sino Clean Energy, Inc. (the "Company") is made a party to this Agreement for the sole purpose of acknowledging the Agreement.

WHEREAS, in connection with a certain Consulting Services Agreement dated as of August 18, 2006 and its amendment dated June 30, 2009 (the "Consulting Agreement"), Party A entered into an Operating Agreement and its amendment dated as of even date therewith respectively (the "Operating Agreement") with Party B and the Shareholders;

WHEREAS, Party A and Party B as the date hereof, have entered into an agreement to terminate the Consulting Agreement and its amendment (the "Termination Agreement"), whereby Party A and Party B has terminated the Consulting Agreement;

WHEREAS, in connection with the Termination, Party A desires to terminate the Operating Agreement, and Party B desires to accept such termination;

WHEREAS, Section 16 of the Operating Agreement provides that Party A may terminate Operating Agreement pursuant to the issuance of 30 days prior written notice to Party B;

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements herein contained and for other good and valuable consideration, the Parties agree as follows:

A. **TRANSFER OF THE OPERATING AGREEMENT**.

(1) Party A hereby terminates the Operating Agreement, and Party B and Shareholders hereby accepts such termination (collectively the "Termination").

(2) In accordance with Section 16 of the Operating Agreement, Party A shall notify Party B of the Termination pursuant to a written notice, the form of which is attached hereto as Exhibit A.

(3) Termination shall take effective 30 days after the date of issuance of above written notice.

B. **GENERAL PROVISIONS**.

(1) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, sent by overnight courier or mailed by registered or certified mail (postage prepaid and return receipt requested) to the party

to whom the same is so delivered, sent or mailed at addresses set forth as follows (or at such other address for a party as shall be specified by like notice):

If to Party A:

Tongchuan Suoke Clean Energy Co., Ltd.
Address: Dong Jia He Town, Yao Zhou District, Tongchuan City Shaanxi Province, China
Facsimile:
Attn: Chairman

If to Party B:

Shaanxi Suoang Bio-technology Co., Ltd.
Address: Room 2205, A Suite, Zhengxin Bldg., No. 5 Gaoxin 1 Road, Gao Xin District, Xi'an Shannxi Province China
Facsimile:
Attn: Chairman

C. GOVERNING LAW. This Agreement shall be governed and construed under the laws of the People's Republic of China, and shall be binding on and shall inure to the benefit of the parties and their respective successors and permitted assigns.

D. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

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SIGNATURE PAGE

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their legal representatives and duly authorized representatives on their behalf as of the date first set forth above.

PARTY A:

Tongchuan Suoke Clean Energy Co., Ltd

By: ______________________

Name: REN Baowen

Title: Director

PARTY B:

Shaanxi Suo'ang Biological Science & Technology Co., Ltd.

By: ______________________

Name: REN Baowen

Title: Chairman

SHAREHOLDERS

Shaanxi Hanzhong Lan Chao Clothes Group Co., Ltd.

By: ______________

____
REN Baowen

____
ZHANG Wenjie

____
YAO Leping

____
YANG Feng

____
YAO Yongsheng

____
QU Fuxiu

____
LEI Yuan

____
YONG Shanqing

____
REN Wenxia

____

ZHEN Ling

WANG Li

YANG Yuejun

ACKNOWLEDGED BY

Sino Clean Energy, Inc.

By: ____________

Name: REN, Baowen

Title: Chairman